Exhibit 99.2
XILIO THERAPEUTICS (NASDAQ: XLO) HARNESSING THE IMMUNE SYSTEM TO IMPROVE THE LIVES OF PEOPLE WITH CANCER MAY 12, 2022 © 2022 Xilio Therapeutics, Inc.

2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for Xilio’s current or future approved product ca ndidates, including without limitation, plans and timing related the presentation of preliminary clinical data for XTX101 and XTX202 and the submission of an IND for XT X301; the potential benefits of any of Xilio’s current or future product candidates in treating patients; Xilio’s ability to fund its operating expenses and cap ital expenditure requirements with its cash and cash equivalents; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus .. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “pr edict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statement s contain these identifying words. Any forward - looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward - lo oking statements contained in this presentation, including, without limitation, risks and uncertainties related to ongoing and planned research and development act ivities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or cl ini cal trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early - stage programs; X ilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; acti ons of regulatory agencies, which may affect the initiation, timing and progress of current or future clinical trials; Xilio’s ability to obtain, maintain and enfo rce patent and other intellectual property protection for current or future product candidates; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; Xilio’s ability to obtain and maintain sufficient cash resources to fund current or future operating expenses and capital expenditure require men ts; and the impact of the COVID - 19 pandemic on Xilio’s business, operations, strategy, goals and anticipated milestones. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Xilio’s fil ing s with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recently annual report on Form 10 - K and any other filings that Xilio has made or may ma ke with the SEC in the future. Any forward - looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward - look ing statements. Forward - looking statements

Expert leadership team across oncology drug discovery, development and commercialization

Collectively contributed to > 40 INDs and > 30 NDAs, sNDAs or BLAs, including pembrolizumab, dostarlimab, niraparib, docetaxel and trastuzumab



René Russo, Pharm. D.

CHIEF EXECUTIVE OFFICER, PRESIDENT AND BOARD MEMBER

- 20+ years leading biotech companies, R&D and commercialization organizations
- Co-founder and chairman of Adagio Therapeutics; previously President and CEO of Arsanis; VP global medical affairs at Cubist Pharmaceuticals; R&D at BMS



Martin Huber, M.D.

PRESIDENT OF R&D AND CHIEF MEDICAL OFFICER

- 25+ years of academic, biotech and pharma drug development, including multiple cancer immunotherapy programs
- Key medical roles at Tesaro, Merck, Schering-Plough, Hoffmann-La Roche, Rhone-Poulenc Rorer, MD Anderson Cancer Center



Salvatore Giovine

CHIEF FINANCIAL OFFICER

- ~20 years healthcare finance leadership experience across operations, capital strategies, investments and business development
- ~15 years at J&J/Janssen Biotech, Inc.



Li Malmberg, Ph.D.

CHIEF TECHNOLOGY & MANUFACTURING OFFICER

- ~25 years of scientific and executive leadership across CMC strategies, intellectual property and collaborations
- Established and led scientific and engineering teams at Magenta, Celgene and AbbVie



Uli Bialucha, Ph.D.

SENIOR VICE PRESIDENT, RESEARCH

- ~15 years of academic and industry experience including discovery research leadership roles in pharma and biotech
- Successful track record progressing oncology/immuno-oncology projects from discovery through early clinical development



Chris Frankenfield

GENERAL COUNSEL

- ~15 years leading biotechnology companies through R&D and commercialization, including Blueprint Medicines
- Executed numerous public and private financings and strategic transactions for life sciences companies



Timothy D. Hunt

CHIEF CULTURE AND CORPORATE AFFAIRS OFFICER

- 20+ years biotech leadership in human resources, market development, communication, policy and government affairs
- Key senior roles at Editas Medicine, Cubist and Biogen

xilio THERAPEUTICS

3

4 Building a robust pipeline of tumor - selective immunotherapy programs Tumor - Selective Programs Mechanism of Action Discovery IND - Enabling Phase 1 Phase 2 Phase 3 Anticipated Upcoming Milestones XTX101 (1) Anti - CTLA - 4 Preliminary Phase 1 monotherapy data mid - 2022 XTX202 (2) IL - 2 Preliminary Phase 1 data 2H 2022 XTX301 IL - 12 IND submission 2H 2022 1 Plan to initially evaluate XTX101 as a monotherapy and as a combination therapy for the treatment of advanced solid tumors 2 Plan to initially evaluate XTX202 as a monotherapy and as a combination therapy for the treatment of renal cell carcinoma and me lanoma prior to potential expansion into additional cancer indications Continuing to leverage GPS platform with the goal of expanding pipeline and developing additional tumor - selective immunotherapies, including product candidates with a range of tumor targeting approaches

5 Today’s I - O agents offer curative potential but are limited due to systemic toxicity • Improved survival achieved with high dose ipilimumab (anti - CTLA - 4) at 10 mg/kg • 10 - year durable CRs achieved in melanoma with high dose IL - 2 as a monotherapy • Tumor shrinkage observed in patients with IL - 12 • Multi - organ AEs and peripheral side effects of potent I - O therapy can be lethal • Often results in dose reductions, interruptions or discontinuations for many patients • Many I - O agents remain completely untapped (IL - 12) Compelling Efficacy Dose - limiting Toxicity AEs: Adverse Events; CR: Complete response; I - O: Immuno - oncology

6 Today’s I - O agents offer curative potential but are limited due to systemic toxicity • Multi - organ AEs and peripheral side effects of potent I - O therapy can be lethal • Often results in dose reductions, interruptions or discontinuations for many patients • Many I - O agents remain completely untapped (IL - 12) Dose - limiting Toxicity Compelling Efficacy Geographically precise solutions (GPS) are designed to solve this problem by localizing the desired I - O effect in the tumor Xilio’s GPS Platform: ✓ Engineer highly potent I - O molecules ✓ Designed to be systemically inactive ✓ Activated locally in the tumor microenvironment • Improved survival achieved with high dose ipilimumab (anti - CTLA - 4) at 10 mg/kg • 10 - year durable CRs achieved in melanoma with high dose IL - 2 as a monotherapy • Tumor shrinkage observed in patients with IL - 12

7 GPS - enabled therapies are designed to unlock the full potential of immuno - oncology Geographically precise solutions (GPS) are designed to solve this problem by localizing the desired I - O effect in the tumor Xilio’s GPS Platform: ✓ Engineer highly potent I - O molecules ✓ Designed to be systemically inactive ✓ Activated locally in the tumor microenvironment 1 st generation cytokines (aldesleukin) 2 nd generation systemically active engineered cytokines Opportunity for GPS - enabled cytokines Efficacy Tolerability Therapeutic Index — — — —

8 GPS platform components designed to work synergistically to improve I - O therapeutic index GPS - enabled Cytokine Half - life extension domain Linker sequences Masking domain Cytokine 5 2 Protease cleavage site 4 1 3 MMP - dependent cleavage at the tumor

9 Clinical validation of MMP - activated imaging agent in tumor microenvironment in patients Third - party MMP activated imaging agent AVB - 620 validates tumor - dependent MMP expression; selectively highlights tumor tissue in human clinical studies; Breakthrough Designation granted as diagnostic for breast cancer Human tumor biopsy MMP activated imaging agent Images: Unkart J.T. et al., (2017) Ann. Surg. Oncol.

GPS platform components designed to work synergistically to improve I-O therapeutic index



GPS-enabled Cytokine
Tumor Microenvironment-Activated Cytokine
2
Masking domain
1
Cytokine
3
Linker sequences
4
Protease cleavage site
5
Half-life extension domain
MMP-dependent cleavage at the tumor
Active cytokine
Molecule enters the TME where the cytokine is released due to cleavage of the linker sequence by MMPs

Human tumor biopsy

MMP activated imaging agent

10

11 Xilio product candidates are cleaved in the majority of tumor samples from patients XTX101 (1) XTX202 (2) XTX301 (3) Cancer Type Sample Size % of Samples Cleaving XTX301 Colon 6 83% H&N 4 75% Lung 8 50% Ovarian 4 50% Prostate 12 67% RCC 6 83% Cancer Type Sample Size % of Samples Cleaving XTX202 Colon 5 100% H&N 6 83% Lung 7 57% Ovarian 2 50% Prostate 4 75% RCC 33 67% Cancer Type Sample Size % of Samples Cleaving XTX101 Colon 11 91% Bladder 5 80% Breast 4 75% Liver 5 60% Melanoma 7 71% NSCLC 9 67% Ovarian 11 64% RCC 30 57% H&N: Head and neck cancer; NSCLC: non - small cell lung cancer; RCC: Renal cell carcinoma. Using fresh tumor biopsies obtained fro m human patients, Xilio demonstrated the capacity of human tumors to activate XTX101, XTX202 and XTX301 in a protease - dependent manner in preclinical st udies. 1. Data presented at New York Academy of Sciences (NYAS) Frontiers in Cancer Immunotherapy 2021 Conference in May 2021. 2. Data on file. 3. Data prese nte d at NYAS Frontiers in Cancer Immunotherapy 2022 Conference in May 2022.

12 XTX101 TUMOR - SELECTIVE ANTI - CTLA - 4 PRODUCT CANDIDATE

13 Dose Median OS Adverse Events: Grade 3/4 irAEs / discontinuations (%) 3 mg/kg 11.5 mo 14 / 19 10 mg/kg 15.7 mo 30 / 31 High - dose ipilimumab (aCTLA - 4) improved survival, but utility is limited due to known toxicity Standard Approved Dose Ipilimumab Melanoma Randomized Phase 3 Trial irAE: Immune - related adverse event; OS: Overall survival Trial conducted by Bristol Myers Squibb Ascierto (2016); Larkin et al., NEJM (2015); Wolchok et al., Lancet (2010); Hamid et al., J. Trans. Med (2011); Lebbe et al., J. Clin. Onc (2019) • Improved efficacy seen with 10 mg/kg dose but greater toxicity limits clinical use to 3 mg/kg dose • Further reduced in combination with anti - PD - 1, typically to 1 mg/kg of ipilimumab • 3 - fold increase in therapeutic index has high potential for transformational outcome

14 XTX101 (aCTLA - 4) achieved 10 - fold wider therapeutic index than ipilimumab analog in preclinical studies Ipilimumab • Improved activity, higher CTLA - 4 binding affinity and enhanced Fc - driven effector function • Lower peripheral toxicity potential due to masking and tumor - selective activation XTX101 YERVOY® (ipilimumab), CTLA - 4 blocking antibody, indicated for melanoma, RCC, NSCLC and certain cancers of the large intestine

XTX101 (aCTLA-4) demonstrated improved therapeutic index and 10-fold greater potency than ipilimumab analog *in vivo*

0.3 mg/kg XTX101 Achieved Complete Responses


XTX101
Tumor Volume (mm^3 + SEM)
3000
2000
1000
0
0
5
10
15
20
25
Days Post-Treatment Start
isotype
0.3mpk
1mpk
****
****
2/8 CR's
5/8 CR's

3 mg/kg Ipilimumab Analog Required to Achieve Complete Responses[2]


Ipilimumab*
Tumor Volume (mm^3 + SEM)
3000
2000
1000
0
0
5
10
15
20
25
Days Post-Treatment Start
isotype
0.3mpk
1mpk
3mpk
0/8 CR's
ns
****
0/8 CR's
****
2/8 CR's

Jenkins *et al.*, Frontiers in Cancer Immunotherapy 2021

- [1] MB49 cells were inoculated subcutaneously into C57BL/6-huCTLA-4 mice. When tumors reached approximately 150 mm^3, mice received a single IV dose at the doses indicated in the figure. A two-way ANOVA with Bonferonni's multiple comparisons post-test was performed to determine the statistical significance of treatment vs. isotype on Day 16 (ns: not significant;*P<0.05; **P<0.01; ***P<0.001; ****P<0.0001).
- [2] Ipilimumab analog comprising a monoclonal antibody of identical amino acid sequence to ipilimumab that was produced at Xilio for research purposes.

xilio THERAPEUTICS

[1] MB49 cells were inoculated subcutaneously into C57BL/6-huCTLA-4 mice. When tumors reached approximately 150 mm^3, mice received a single IV dose at the doses indicated in the figure. A two-way ANOVA with Bonferonni's multiple comparisons post-test was performed to determine the statistical significance of treatment vs. isotype on Day 16 (ns: not significant;*P<0.05; **P<0.01; ***P<0.001; ****P<0.0001).
[2] Ipilimumab analog comprising a monoclonal antibody of identical amino acid sequence to ipilimumab that was produced at Xilio for research purposes.

15

Clinical plan for XTX101 (aCTLA-4) enables efficient path to POC with substantial opportunities for expansion

Initiated patient dosing in September 2021;
Preliminary monotherapy data anticipated in mid-2022

Objectives

- Establish safety POC at target pharmacokinetic exposure
- Evaluate anti-tumor activity at tolerable dose
- Establish safety in combination with anti-PD-1
- Establish recommended Phase 2 dose

Phase 1 Trial Design

Monotherapy Dose
Escalation (n=40)

Starting dose: 7 mg

→ **Monotherapy**
PD Cohort (n=30)

→ **PD-1 Combination with Pembrolizumab**
Dose Escalation (n=20)

Additional Opportunities with Combination Strategies

Melanoma, NSCLC, renal cell carcinoma, hepatocellular carcinoma, MSI-high colorectal cancer xilio THERAPEUTICS

Clinical trial collaboration and supply agreement established with Merck in May 2021 to evaluate XTX101 in combination with KEYTRUDA® (pembrolizumab)

16

17 XTX202 TUMOR - SELECTIVE IL - 2 PRODUCT CANDIDATE

18 High - dose IL - 2 offered curative potential, but usage limited in patients due to life - threatening VLS Limited use of high - dose IL - 2 in patients with cancer High - dose IL - 2 resulted in PFS >10 years, mostly in patients who achieved a CR * Most develop hypotension, despite strict requirements Must have normal cardiac and pulmonary function — — — — Unable to receive full dose due to life - threatening toxicity Treatment restricted to use at specialized centers Data represents all patients that received IL - 2 (no control group) VLS: Vascular Leak Syndrome PR: Partial Response; NR: No Response; PFS: Progression - free Survival * Klapper et al., Cancer (2008)

19 XTX202 Tumor - selective IL - 2 product candidate • Little or no systemic toxicity observed in preclinical studies; well - tolerated in non - human primates (HNSTD 10 mg/kg) • Preclinical monotherapy activity • Improved therapeutic index in vivo • Curative: durable, monotherapy CRs in RCC and melanoma • Lethal systemic VLS • Minimal use due to toxicity • Suboptimal therapeutic index 1 st Generation Aldesleukin 2 nd Generation Systemically active engineered IL - 2 molecules • No monotherapy CRs in RCC or melanoma • Potency increased but dose limited by systemic toxicity (dosing in µg/kg range) • Suboptimal therapeutic index GPS - enabled IL - 2 candidate designed to overcome known limitations of 1 st and 2 nd generation approaches RCC: Renal cell carcinoma; VLS: Vascular leak syndrome; HNSTD: Highest non - severely toxic dose

Aldesleukin Remains the Efficacy Bar for XTX202

Aldesleukin	NKTR-214 (bempegaldesleukin)	XTX202
• **High dose:** 0.5-1.0 mg/kg over 4 days	• **Low dose:** 0.006 mg/kg	• **High dose:** Phase 1 starting dose 0.27 mg/kg *(45x higher than R2PD for bempeg in patients)*
• **Systemically active**	• **Systemically active**	• **Activated selectively within the TME** using GPS platform
• **Poor tolerability:** AE profile requires ICU-level supervision	• **Dose limited by systemic toxicity**	• **Lack of systemic activity observed preclinically**: supports potential for mg/kg dosing in patients
• **Demonstrated monotherapy responses:** ORR of ~15% with monotherapy in melanoma and RCC patients, including *long-term durable CRs*	• **No objective responses observed with monotherapy** in Phase 1 trial (including 24 patients treated at RP2D or higher)	• **Monotherapy Phase 2 trial:** designed to evaluate monotherapy response rate xilio THERAPEUTICS

AE = adverse event; CR = complete response; MTD = maximum tolerated dose; ORR = objective response rate; RCC = renal cell carcinoma; RP2D = recommended Phase 2 dose; TME = tumor microenvironment

20

XTX202 (IL-2) designed to improve therapeutic index through tumor-selective activation

XTX202 provided tight, protease-dependent control of IL-2 activity *in vitro*



pSTAT5 Activity
2.0
1.5
1.0
0.5
0.0
rhIL-2
XTX202
XTX202 + MMP



GPS-enabled Cytokine
Tumor Microenvironment
Masking domain
Cytokine
Linker sequences
Protease cleavage site
Half-life extension domain
MMP-dependent cleavage at tumor
Active cytokine

HEK-Blue IL-2 reporter cells engineered by stable transfection of IL-2Rα,β,γ, JAK, and STAT genes to monitor IL-2 dependent activation of JAK-STAT pathway. Activation of STAT5 leads to production of secreted embryonic alkaline phosphatase. pSTAT5 activity expressed as absorbance at 625 nanometers. Data shown are for recombinant human IL-2 (rhIL-2) and XTX202+MMP assayed at 50 pM and XTX202 assayed at 57 pM.

xilio THERAPEUTICS
21

22 XTX202 (IL - 2) improved therapeutic index in vivo : Tumor growth inhibition with substantially less toxicity compared to aldesleukin at its MTD O’Neill et al .., ASCO 2021 • Aldesleukin at MTD of 3 mg/kg BID for 4 days (24 mg/kg total) induced body weight loss and mortality • Non - masked control at MTD of 0.5 mg/kg on day 0 and 3 (1 mg/kg total) induced body weight loss and mortality • XTX202 at 10 mg/kg on day 0 and 3 (20 mg/kg) was well - tolerated with no body weight loss; doses up to 25 mg/kg resulted in reversible, mild body weight loss with no mortality Tumor Growth Inhibition at Day 5 High Dose XTX202 Well - Tolerated In Vivo Starting volume ~200mm 3 BID: Twice per day; MTD: Maximum tolerated dose XTX202 dose at 2 mg/kg QOD; non - masked control dose at 0.4 mg/kg QOD; aldesleukin dose at 3 mg/kg BID

XTX202 (IL-2) was well-tolerated in NHPs and overcame toxicity observed with non-masked control


Albumin
10
0
-10
-20
-30
-40
% Change
0
10
20
30
Days Post-Treatment Start
***
***
**
*
Vehicle
Non-masked
XTX202

- XTX202 did not cause peripheral lymphocyte expansion or capillary leakage at repeat doses (weekly x4) up to 10 mg/kg in completed GLP toxicology studies
- XTX202 half-life in NHPs of 5.3 days, suggesting potential for Q3W dosing in patients

PK: Pharmacokinetics; Q3W: every three weeks
NHPs administered a single intravenous infusion: non-masked control at 0.73 mg/kg and a masked analog of XTX202 (single amino acid change from XTX202) at equimolar dose of 1.0 mg/kg. A repeated measurement two-way ANOVA with Bonferroni's multiple comparison correction was performed to determine the statistical significance of treatment versus vehicle (*P<0.05; **P<0.01; ***P<0.001; ****P<0.0001).

xilio THERAPEUTICS
23

Clinical plan for XTX202 (IL-2) enables efficient path to POC with substantial opportunities for expansion

Initiated patient dosing in January 2022
Preliminary Phase 1 data anticipated in 2H 2022

Phase 1/2 Trial Design


Monotherapy Dose-Escalation (n=40)
Starting dose: 0.27 mg / kg
Safety POC: Target XTX202 exposure without VLS
Establish recommended Phase 2 dose
Monotherapy RCC Efficacy Expansion (n=30)
Monotherapy Melanoma Efficacy Expansion (n=30)
PD-1 Combination Dose-Escalation (n=20)
Efficacy POC: Duplicate high-dose IL-2 response rates
Combination POC: Deliver XTX202 at optimal dose in combination with anti-PD-1 or TKI
Monotherapy Efficacy Expansion (n=100)
Potential pivotal trial in RCC and/or melanoma

Additional Opportunities with Combination Strategies

NSCLC, head & neck cancer, ovarian cancer, bladder cancer, melanoma, renal cell carcinoma

FDA: U.S. Food and Drug Administration; NSCLC: Non-small cell lung cancer; POC: Proof-of-concept; TKI: Tyrosine kinase inhibitor; VLS: Vascular leak syndrome

24

25 XTX301 TUMOR - SELECTIVE IL - 12 PRODUCT CANDIDATE

IL-12 has potential for meaningful anti-tumor activity in a range of tumors but is limited by severe systemic toxicity

- IL-12 induces objective responses in patients
- Systemic IL-12 therapy causes severe life-threatening hepatotoxicity
- Currently no FDA-approved IL-12 therapies

XTX301 provided tight, protease-dependent control of IL-12 activity *in vitro*



pSTAT4 Signaling
2.0
1.5
1.0
0.5
0.0
rhIL-12
XTX301
XTX301 + MMP

HEK-Blue IL-12 reporter cells engineered by stable transfection of IL-12Rβ1, IL-12Rβ2, JAK, and STAT genes to monitor IL-12 dependent activation of JAK-STAT pathway. Activation of STAT4 leads to production of secreted embryonic alkaline phosphatase. pSTAT4 activity expressed as absorbance at 625 nanometers. Data shown are for recombinant human IL-12 (rhIL-12) and XTX301+MMP assayed at 228 pM and XTX301 assayed at 143 pM xilio THERAPEUTICS
26

27 XTX301 (IL - 12) demonstrated improved therapeutic index in vivo • Safety in NHPs: XTX301 was well - tolerated in multiple dose studies at doses up to 1.5 mg/kg, while non - masked control was not tolerated (fatal toxicity) at doses down to 0.03 mg/kg Tumor Growth Inhibition 1 Body Weight 2 mXTX301: murine XTX301 * * * * * Days post-treatment start Non-masked control 0.38 mg/kg mXTX301 0.5 mg/kg V ehicle T u m o r v o l u m e ( m m 3 ± S E M ) 2500 2000 3500 3000 1500 1000 15 mXTX301 3 mg/kg 500 0 10 5 0 T umor Growth Inhibition V ehicle Non-masked control 0.38 mg/kg mXTX301 0.5 mg/kg mXTX301 3 mg/kg B o d y W e i g h t % C h a n g e -40 -20 0 20 5 15 10 Days Post-T reatment Start Body W eight 1 A one - way ANOVA Dunnet’s multiple comparison post - test was performed to determine the statistical significance of treatment vs vehicle (*P<0.05; **P<0.01; ***P<0.001; ****P<0.0001). 2 Mice bearing established tumors received a single dose of either vehicle, 0.38 mg/kg of the non - masked mouse IL - 12 cytokine or 3 mg/kg of mXTX301.

mXTX301, a mouse surrogate for XTX301 (IL-12), elicited pharmacodynamic effects in tumors and exhibited effective peripheral masking in mouse models



Intratumoral
IFNγ, pg/mg of tissue
40
30
20
10
0
*
**
mXTX301
0.5
mXTX300
0.38
Vehicle
mg/Kg
Plasma
IFNγ, pg/mL in plasma
200000
150000
100000
50000
10000
5000
0
****
****
mXTX301
0.5
mXTX300
0.38
Vehicle
mg/Kg
B16F10
MC38

- Treatment with mXTX301 resulted in intra-tumoral induction of IFNg in B16F10 and MC38 tumor bearing mice with low peripheral exposure

x·ilio THERAPEUTICS

1. A one-way ANOVA followed by Bonferroni post-hoc test was performed (#p = 0.17, *p < 0.05, **p < 0.005, ****p < 0.0001)
2. Mice bearing established tumors received a single dose of either vehicle, 0.4 mg/kg of the non-masked control (mXTX300) or 0.5 mg/kg of mXTX301

28

29 BUILDING A LEADING IMMUNO - ONCOLOGY COMPANY

30 Building a robust pipeline of tumor - selective immunotherapy programs Tumor - Selective Programs Mechanism of Action Discovery IND - Enabling Phase 1 Phase 2 Phase 3 Anticipated Upcoming Milestones XTX101 (1) Anti - CTLA - 4 Preliminary Phase 1 monotherapy data mid - 2022 XTX202 (2) IL - 2 Preliminary Phase 1 data 2H 2022 XTX301 IL - 12 IND submission 2H 2022 1 Plan to initially evaluate XTX101 as a monotherapy and as a combination therapy for the treatment of advanced solid tumors 2 Plan to initially evaluate XTX202 as a monotherapy and as a combination therapy for the treatment of renal cell carcinoma and me lanoma prior to potential expansion into additional cancer indications Continuing to leverage GPS platform with the goal of expanding pipeline and developing additional tumor - selective immunotherapies, including product candidates with a range of tumor targeting approaches

31 GPS platform has potential to deliver highly potent, geographically localized immunotherapies beyond cancer Potential to harness unique protease profiles of different diseases to deliver therapeutics that enhance or inhibit immune activity at the disease site without systemic toxicity Masked Antibodies Masked Cytokines IL - 2 IL - 12 IL - 15 IL - 17 IL - 23 IL - 22 GM - CSF IL - 18 TNF - a IL - 1 IL - 7 IL - 6 INF - y IL - 2 IL - 4 IL - 5 IL - 9 IL - 10 IL - 13 IL - 25 IL - 27 IL - 35 TGF - B LIF Proteases in Diseases of Immune Dysregulation Pro - and Anti - Inflammatory Processes

32 Building a team that is passionately committed to oncology innovation to transform patients’ lives

33 First quarter 2022 financial results * Unaudited Balance Sheet March 31, 2022 December 31 , 2021 Cash and Cash Equivalents $177.0M $198.1M Statement of Operations Three Months Ended March 31, 2022* 2021* Research & Development Expenses $14.9M $11.6M General & Administrative Expenses $6.3M $4.9M Net Loss $(21.4)M $(16.7)M Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into the first half of 2024

34 z Focused on harnessing the immune system to achieve deep and durable clinical responses in cancer ✓ GPS platform enables engineered molecules that localize activity within the tumor microenvironment ✓ XTX101 (anti - CTLA - 4) preliminary Phase 1 monotherapy cohort data anticipated in mid - 2022 and preliminary Phase 1 combination cohort data anticipated in 2H 2022 ✓ XTX202 (IL - 2) preliminary Phase 1 data anticipated in 2H 2022 ✓ XTX301 (IL - 12) IND submission anticipated in 2H 2022 ✓ Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into 1H 2024 Harness the power of highly potent, tumor - selective I - O therapies to provide effective, tolerable and durable therapeutic options for patients and their physicians